LEGG MASON ETF INVESTMENT TRUST

SUPPLEMENT DATED MARCH 30, 2020

TO THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2020 OF

LEGG MASON EMERGING MARKETS LOW VOLATILITY HIGH DIVIDEND ETF

The Board of Trustees of Legg Mason ETF Investment Trust on behalf of Legg Mason Emerging Markets Low Volatility High Dividend ETF (the “fund”) has approved a proposal to terminate and liquidate the fund. Proceeds of the liquidation are currently expected to be sent to shareholders on or about May 22, 2020 (the “Liquidation Date”). Before that date, the fund’s assets will be liquidated at the discretion of fund management and the fund will cease to pursue its investment objective.

Effective as of the close of business on March 30, 2020, the fund will no longer accept orders for the purchase of Creation Units. It is expected that the fund will cease trading on the Cboe bzx on or about May 15, 2020 at the close of business.

During the period between the date that the fund ceases trading and the Liquidation Date, because the fund’s shares will no longer trade on the Cboe bzx, it is not anticipated that there will be a market for the purchase or sale of the fund’s shares. In connection with the liquidation, any shares of the fund outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date. After payment (or setting aside for later payment) of the fund’s obligations, shareholders who remain in the fund until the Liquidation Date will receive liquidation distribution(s) based on the current aggregate net asset value of the fund shares that such shareholder then holds. The fund may or may not, depending upon the fund circumstances, pay one or more dividends or other distributions prior to or along with the redemption payment. Fund shareholders may sell their shares on the Cboe bzx until the market close on the date the fund ceases trading and may incur customary transaction fees from their broker-dealer in connection with such sales.

For taxable shareholders, the automatic redemption of fund shares on the Liquidation Date will generally be treated as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily sell his or her shares on the Cboe bzx until the market close on the date the fund ceases trading, to the extent that a shareholder wishes to realize any such gains or losses prior thereto. See “Dividends, other distributions and taxes” in the fund’s Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation.

Please retain this supplement for future reference.

ETFF589409 03/20